ACQUISITIONS	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
ACQUISITIONS
NOTE 16	ACQUISITIONS

On April 6, 2011, Newmont acquired all of the outstanding common shares of Fronteer Gold Inc. (“Fronteer”). Pursuant to the terms of the acquisition, shareholders of Fronteer received C$14.00 in cash and one-fourth of a common share in Pilot Gold, which retained certain exploration assets of Fronteer, for each common share of Fronteer. Newmont completed the acquisition to acquire, among other assets, the exploration stage Long Canyon project, which is located approximately one hundred miles from the Company’s existing infrastructure in Nevada and provides the potential for significant development and operating synergies. In connection with the acquisition, Newmont incurred transaction costs of $22, which were recorded in Other Expense, net. See Note 17 for additional information regarding impairments of assets related to the Fronteer Acquisition.

The Fronteer purchase price allocation was based on the estimated fair value of assets acquired and liabilities assumed as follows:

Assets:
Cash	$2
Property, plant and mine development, net	3,226
Investments	281
Other assets	7

$3,516

Liabilities:
Deferred income tax liability	$1,241
Other liabilities	16

1,257

Net assets acquired	$2,259

The pro forma impact of the acquisition on Net Income was not material as Fronteer was not in production.

On June 25, 2009 the Company completed the acquisition of the remaining 33.33% interest in Boddington from AngloGold Ashanti Australia Limited (“AngloGold”). Consideration for the acquisition consisted of $982 and a contingent royalty capped at $100, equal to 50% of the average realized operating margin (Revenue less Costs applicable to sales on a by-product basis), if any, exceeding $600 per ounce, payable quarterly beginning in the second quarter of 2010 on one-third of gold sales from Boddington. At the acquisition date, the Company estimated the fair value of the contingent consideration at $62.

At December 31, 2013 and 2012, the estimated fair value of the unpaid contingent consideration was approximately $10 and $41, respectively. Changes to the estimated fair value resulting from periodic revaluations are recorded to Other expense, net. This contingent royalty is capped at $100 in aggregate payments. At December 31, 2013, the Company recorded a decrease to the accrual of $18 due to changes in economic conditions and revised mine plans at Boddington. During 2013, 2012 and 2011, the Company paid $13, $25 and $30, respectively, related to the contingent consideration. The range of remaining undiscounted amounts the Company could pay is between $0 and $28.